Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Atomic Paintball, Inc. for the quarter ended June 30, 2010, I, Don Mark Dominey, Principal Executive and Accounting Officer of Atomic Paintball, Inc., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     a) such Quarterly Report on Form 10-Q of Atomic Paintball, Inc. for the quarter ended March 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) the information contained in such Quarterly Report on Form 10-Q of Atomic Paintball, Inc. for the quarter ended March 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Atomic Paintball, Inc.


Date: August 16, 2010


                                          /s/ Don Mark Dominey
                                          --------------------------------------
                                          Don Mark Dominey, Chief Executive
                                          Officer and Chief Financial Officer
                                          (Principal Executive and Accounting
                                          Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.